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                                  EXHIBIT 32.2

                                  CERTIFICATION

     In connection with the Quarterly Report of Concord Camera Corp. (the "Company") on Form 10-Q for the fiscal quarter ended April 1, 2006 (the "Report") and pursuant to 18 U.S.C. Section 1350, as adopted in Section 906 of the Sarbanes-Oxley Act of 2002, I, BLAINE A. ROBINSON, Vice President - Finance, Treasurer and Assistant Secretary (Principal Financial Officer) of the Company, certify that to the best of my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 10, 2006


                                        /s/ Blaine A. Robinson
                                        ----------------------------------------
                                        Blaine A. Robinson, Vice President-
                                        Finance and Treasurer Assistant
                                        Secretary
                                        (Principal Financial Officer)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Concord Camera Corp. and will be retained by Concord Camera Corp. and furnished to the Securities and Exchange Commission or its staff upon request.


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